UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50676	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 12, 2005, the Compensation Committee of the Board of Directors of Icagen, Inc. took the following actions with respect to the compensation of our executive officers:

1. Executive Officer Salaries. The Compensation Committee of our Board of Directors approved an increase in executive officer salaries for 2005 as follows:

Executive Officer	Base Salary for 2005
P. Kay Wagoner, Ph.D., Chief Executive Officer and President	$320,000 effective as of July 6, 2005

Richard D. Katz, M.D., Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer	$248,325 effective as of April 23, 2005

Edward P. Gray, J.D., Senior Vice President, Intellectual Property, Chief Patent Counsel and Secretary	$212,520 effective as of September 10, 2005

J. Heyward Hull, III, Pharm.D., M.S.	$234,869 effective as of March 15, 2005

2. Executive Officer Bonus Targets. The Compensation Committee of our Board of Directors approved 2005 bonus targets for our executive officers as follows:

Executive Officer	Bonus Targets for 2005
P. Kay Wagoner, Ph.D., Chief Executive Officer and President	Up to $100,000

Richard D. Katz, M.D., Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer	Up to 20% of base salary

Edward P. Gray, J.D., Senior Vice President, Intellectual Property, Chief Patent Counsel and Secretary	Up to 20% of base salary

J. Heyward Hull, III, Pharm.D., M.S.	Up to $75,000

Target bonuses for Dr. Wagoner, Dr. Katz and Mr. Gray for 2005 are based on the achievement of specified corporate performance objectives and, in the case of Dr. Wagoner, individual performance objectives. The corporate performance objectives include progression of preclinical and clinical development programs, increasing awareness of Icagen within the investment community, achievement of corporate and business development objectives, timely completion of public company reporting obligations, developing policies and procedures for internal controls and compliance obligations and further developing the Company’s intellectual property portfolio. 75% of Dr. Wagoner’s target bonus will be based on corporate performance objectives as described above and 25% of her target bonus will be based on individual performance objectives. Dr. Wagoner’s individual performance objectives include broadening Icagen’s management team, especially in the areas of finance, investor relations and business development.

Dr. Hull’s target bonus for 2005 is based on achievement of specified performance objectives, including progress in clinical trials and filings with the U.S. Food and Drug Administration, including investigational new drug applications and new drug applications.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: May 18, 2005	By:	/s/ P. Kay Wagoner, Ph.D.
P. Kay Wagoner, Ph.D. Chief Executive Officer and President